AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made as of [May 1], 1996, by and between SEVEN FIELDS DEVELOPMENT COMPANY successor by merger to SEVEN FIELDS DEVELOPMENT CORPORATION (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

WITNESSETH:

WHEREAS, the Borrower has executed and delivered to the Bank a note dated October 28, 1994 in the original principal amount of One Million Seven Hundred Thousand Dollars ($1,700,000) (the "Note"), pursuant to a loan agreement dated October 98, 1994 (the "Agreement"), to evidence the Borrower'sindebtedness to the Bank for a certain loan (the "Loan");

WHEREAS, the Borrower has executed and delivered to the Bank (a) a mortgage instrument securing, among other things, the Note, dated October 28, 1994, and recorded on [October 28], 1994, in the Office of the Recorder of Deeds of Butler County, Pennsylvania (the "Butler Recorder's Office''), in Mortgage Book Volume [2479], Page [538-556] covering certain property situate in said County and State, as more fully described in said mortgage (the "Mortgage"); and (b) an Assignment of Rents, Leases and Profits, dated October 28, 1994, and recorded on [October 28], 1994, in the Butler Recorder's Office in, [Mortgage] Book Volume [2479] [Page 557-563] (the "Assignment") (the Agreement, the Note, the Mortgage, the Assignment and any and all other documents, instruments and certificates now or hereafter given to evidence, secure, or otherwise support the Loan, as the same may be amended from time to time, collectively, the "Loan Documents");

WHEREAS, the Borrower and the Bank desire to amend the Loan Documents as provided for below;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. The Loan Documents are amended as set forth in Exhibit A attached hereto and made a part hereof. Any and all references to any of the Loan Documents, in any other Loan Document, shall be deemed to refer to the Loan Documents as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

2. This Amendment is deemed incorporated into the Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Documents, the terms and provisions hereof shall control.

3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Loan Documents are true and correct,
(b) no default or Event of Default exists under the Loan Documents, and (c) this Amendment has been duly authorized, executed and delivered and constitutes the legal. valid and binding obligation of the Borrower, enforceable in accordance with its terms.

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4. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages. and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

5. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

6. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

7. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Loan Documents, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions (if applicable).

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:

     Samuel A. Goldberg
            ______________________________
     Print Name: Samuel A. Goldberg

SEVEN FIELDS DEVELOPMENT COMPANY, a Pennsylvania Business Trust by Seven Fields Management Co., Inc., Trustee

By Roman Polnyj (SEAL)

Print Name: Roman Polnyj

Title: Chief Financial Officer
Name: J. Ronald Geyer

PNC BANK, NATIONAL ASSOCIATION

By: Robert C. Foley
     (SEAL)
     Print Name: Robert C. Foley
     Title: Vice President

AMENDMENT TO LOAN DOCUMENTS
EXHIBIT A

1. Seven Fields Development Company ("Company"), successor by merger to
Seven Fields Development Corporation ("Corporation") has as of the date of such merger assumed and hereby expressly ratifies its assumption, of the obligations and liabilities of the Corporation pursuant to the Loan Documents in accordance with their respective terms as though the Loan Documents had originally been made, executed, delivered and recorded. as the case may be, by the Company. Further, the Company hereby expressly agrees to be bound by each and every term, condition, representation, warranty and covenant contained in the Loan Documents executed and delivered by the Corporation.

2. The name "Seven Fields Development Corporation" is hereby deleted from the Loan Documents and the name "Seven Fields Development Company" is hereby inserted in lieu thereof wherever it appears.

3.The Borrower represents and warrants to the Bank that:

(a) It has the full power, authority and legal right to execute and deliver this Amendment and to perform and observe the terms and conditions hereof.

(b) There is no law, ordinance, decree or regulation and no trust agreement or similar instrument of the Borrower, and no provision of any existing mortgage, indenture, contract, license, franchise, concession or agreement binding on the Borrower which would be contravened by the execution, delivery or performance of this Amendment.

(c) The Borrower is duly organized, validly existing and in good standing as a Business Trust under the laws of Pennsylvania.

4.This Amendment shall be effective upon the fulfillment of the following conditions precedent, including receipt by the Bank of the following documents, which in all cases shall be in form and substance satisfactory to the Bank:

(a) This Amendment, duly executed by the Borrower and the Bank.

(b) A Consent of Guarantor, to be executed by Seven Fields, PA, Inc. in form attached hereto.

(c) UCC-3 Financing Statements, in the form attached hereto, executed by the Bank and the Borrower.

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5. The Lots described in the Release from Mortgage attached herein shall be released from the lien of the Mortgage upon recordation of such Release. Exhibit A "Legal Description", to the Mortgage is hereby deleted in its entirety and replaced with "Exhibit A, Legal Description" attached hereto.

6. Paragraph 19 of the Mortgage is hereby amended by increasing the $29 310 "Release Amount" set forth in the ninth line of such paragraph to a "Release Amount" of $36,184.

COMMONWEALTH OF PENNSYLVANIA )
COUNTY OF

) ss:

On this, the day of March, 1996, before me, a Notary Public, the undersigned officer, personally appeared, who acknowledged himself/herself to be the of Seven Fields Management Co., Inc., Trustee of Seven Fields Development Company, a Pennsylvania Business Trust, and that he/she, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said Company.

IN WITNESS WHEREOF. I hereunto set my hand and official seal.

Notary Public My commission expires:

COMMONWEALTH OF PENNSYLVANIA)
COUNTY OF)

ss:

On this, the      day of March, 1996, before me, a Notary Public, the
undersigned officer, personally appeared
who acknowledged himself/herself to be the            of Seven Fields, Pa.,
Inc., and that he/she, as such officer, being authorized to do so. executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation as such of officer.

IN WITNESS WHEREOF I hereunto set my hand and official seal.

My commission expires:

Notary Public

COMMONWEALTH OF PENNSYLVANIA
COUNTY OF [Allegheny]     ) ss:

     On this, the      day of March, 1996, before me, a Notary Public, the
undersigned officer, personally appeared [Robert C. Foley], who acknowledged himself/herself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

IN WITNESS WHEREOF. I hereunto set my hand and official seal.

My commission expires:

Notary Public
CONSENT OF GUARANTOR

The undersigned guarantor hereby consents to the provisions of the foregoing Amendment to Loan Documents and confirms and agrees that the undersigned's obligations under the Commercial Guaranty dated [November 29], 1995 (the "Guaranty"), shall be unimpaired by the Amendment and that the undersigned has no defenses or set offs against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty and that all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed. The undersigned hereby certifies that the representations and warranties made in the Guaranty are true and correct. The undersigned hereby ratifies and confirms the confession of judgment and waiver of jury trial provisions (if applicable) contained in the Guaranty.

WITNESS the due execution hereof as a document under seal, as of May 1, 1996. intending to be legally bound hereby.

ATTEST WITNESS:

Samuel A. Goldberg

Seven Fields PA, Inc.

Roman Polnyj
Title: Chief Financial Officer

(SEAL)

RELEASE FROM MORTGAGE

From: Seven Fields Development,
Corporation (predecessor to Seven
Fields Development Company)
Mortgagor

To: PNC Bank, National Association, Mortgagee
 Assigned to:


            Assignee
     Assignment Dated:
     Recorded On:   _,   in
     Mortgage Book Vol.  , Page

: Mortgage Dated: October 28, 1994
: Mortgage Recorded. October 28, 1994

: in Mortgage Book Volume [2479, Page 538-556],
: in the Recorder's Office of Butler County,
: Pennsylvania

: Debt: $1,700,000

     WHEREAS, the Mortgagor identified above, pursuant to the Mortgage identified above, granted and conveyed unto PNC BANK, NATIONAL ASSOCIATION, its successors and assigns, or a predecessor now known by that name pursuant to a merger or change of name (the "Mortgagee"), the premises more particularly described in said Mortgage (the "Mortgaged Premises"), to secure the payment of that certain debt or principal sum identified above, together with interest and the other Obligations set forth in said Mortgage;

     WHEREAS, the Mortgagor has requested the Mortgagee to release from the lien of the Mortgage the premises described in Exhibit "A" attached hereto and made part hereof, which premises constitute a portion, but not all of, the Mortgaged Premises;

     NOW, THEREFORE, the Mortgagee, in consideration of the premises and the sum of ONE DOLLAR ($1.00) lawful money to it in hand paid by the Mortgagor and for other valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, has remised, released, quitclaimed, exonerated and discharged, and by these presents does remise, release, quit-claim, exonerate and discharge unto the Mortgagor, its heirs, executors, administrators, successors and assigns, all that certain lot or piece of ground described in Exhibit "A" attached hereto, together with the buildings and improvements thereon erected.

     TO HOLD THE SAME, with the appurtenances, unto the Mortgagor, its heirs, executors, administrators, successors and assigns, forever freed, exonerated and discharged of and from the lien of the Mortgage, and every part thereof.

     PROVIDED, always, nevertheless, that nothing herein contained shall in any way affect, alter or diminish the lien or encumbrance of the Mortgage on any remaining part of the Mortgaged Premises, or the remedies at law for recovering against the Mortgagor, and its heirs, executors, administrators, successors and assigns, for the Obligations secured by the Mortgage.

     WITNESS the due execution hereof this 30th day of April, 1996

WITNESS / ATTEST:

J. Ronald Geyer
Print Name: J. Ronald Geyer


STATE OF

COUNTY OF

PNC BANK, NATIONAL ASSOCIATION

By Robert C. Foley

(SEAL)
Robert C. Foley
Title: Vice President

     )    ss:

On this, the        day of    ,before me, a Notary
Public, the undersigned officer, personally appeared who acknowledged himself/herself to be the of
PNC BANK NATIONAL ASSOCIATION
and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My commission expires:

Notary Public

EXHIBIT "A"
DESCRIPTION OF RELEASED PROPERTY

ALL THOSE CERTAIN LOTS OR PIECES OF GROUND situate in the Borough of Seven Fields, County of Butler and Commonwealth of Pennsylvania, being part of the CASTLE CREEK PLAN OF LOTS, as recorded in the Butler County Recorder's Office at Plan Book Volume 163, Pages 4650, being designated as follows:

PHASE 2, LOT NO. 1,
Units 201, 202, 203, 204, 205 and 206

PHASE 2, LOT NO. 2,
Units 207, 208, 209, 210, 211 and 212

PHASE 2, LOT NO. 3,
Units 213, 214, 215, 216, 217 and 218

PHASE 2, LOT NO. 4,
Units 219, 220, 221 and 222